Filed Pursuant to Rule 497(e)
                                                     Registration No. 333-141093



                          GABELLI SRI GREEN FUND, INC.
                                  (THE "FUND")


          Supplement dated June 4, 2009, to the Fund's Prospectuses for
      Class A Shares, Class C Shares, Class I Shares and Class AAA Shares,
            each dated July 29, 2008, as supplemented March 4, 2009.

The Adviser has contractually agreed to extend the waiver of all or a portion of its investment advisory fee and/or to reimburse certain expenses of each Class of Shares of the Fund as described in the Prospectuses on pages 3 and 6 of the Class A, C, and I Shares Prospectus and on pages 3 and 6 of Class AAA Shares Prospectus, respectively, through at least July 31, 2010.